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                                                                   EXHIBIT (B)


 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with this annual report on Form N-CSR for U.S. Global Investors Funds (the Registrant) for the period ended December 31, 2008, as furnished to the Securities and Exchange Commission (the "Report"), the undersigned officers of the Registrant hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each such officer's knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as applicable; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



By:      /s/ Frank E. Holmes
         -------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    March 3, 2009



By:      /s/ Catherine A. Rademacher
         ---------------------------
         Catherine A. Rademacher
         Treasurer

Date:    March 3, 2009



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

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                                 ATTACHMENT A

                          U.S. GLOBAL INVESTORS FUNDS
                                  FORM N-CSR
                               DECEMBER 31, 2008

                         FUNDS INCLUDED IN THIS REPORT


                     U.S. Treasury Securities Savings Fund
                    U.S. Government Securities Savings Fund
                            Near-Term Tax Free Fund
                                 Tax Free Fund
                           All American Equity Fund
                              Holmes Growth Fund
                            Global MegaTrends Fund
                             Global Resources Fund
                         Gold and Precious Metals Fund
                         World Precious Minerals Fund
                             Eastern European Fund
                         Global Emerging Markets Fund
                               China Region Fund


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                                 ATTACHMENT B

                          U.S. GLOBAL INVESTORS FUNDS
                                  FORM N-CSR
                               DECEMBER 31, 2008


                 FUND PREVIOUSLY HAVING A JUNE 30 FISCAL YEAR

                     U.S. Treasury Securities Savings Fund
                    U.S. Government Securities Savings Fund
                            Near-Term Tax Free Fund
                                 Tax Free Fund
                           All American Equity Fund
                             Global Resources Fund
                         Gold and Precious Metals Fund
                         World Precious Minerals Fund
                               China Region Fund



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                                 ATTACHMENT C

                          U.S. GLOBAL INVESTORS FUNDS
                                  FORM N-CSR
                               DECEMBER 31, 2008


               FUND PREVIOUSLY HAVING AN OCTOBER 31 FISCAL YEAR

                              Holmes Growth Fund
                            Global MegaTrends Fund
                             Eastern European Fund
                         Global Emerging Markets Fund